Exhibit 24.1

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and officer of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Barry Diller
Date: February 23, 2010	Name:	Barry Diller
	Title:	Chairman of the Board, Chief Executive Officer and Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Barry Diller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and officer of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Victor A. Kaufman
Date: February 23, 2010	Name:	Victor A. Kaufman
	Title:	Vice Chairman and Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Victor A. Kaufman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an officer of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Gregg Winiarski and Joanne Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	EVP & CFO (Principal Financial Officer)

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Joanne Hawkins
Date: February 23, 2010	Name:	Joanne Hawkins
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Joanne Hawkins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an officer of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Michael H. Schwerdtman
Date: February 23, 2010	Name:	Michael H. Schwerdtman
	Title:	SVP & Controller (Principal Accounting Officer)

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Michael H. Schwerdtman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”)  and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Edgar Bronfman, Jr.
Date: February 23, 2010	Name:	Edgar Bronfman, Jr.
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Edgar Bronfman, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”)  and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Donald R. Keough
Date: February 23, 2010	Name:	Donald R. Keough
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Donald R. Keough, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Bryan Lourd
Date: February 23, 2010	Name:	Bryan Lourd
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Bryan Lourd, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ John C. Malone
Date: February 23, 2010	Name:	John C. Malone
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared John C. Malone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Arthur C. Martinez
Date: February 23, 2010	Name:	Arthur C. Martinez
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Arthur C. Martinez, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ David Rosenblatt
Date: February 23, 2010	Name:	David Rosenblatt
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared David Rosenblatt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Alan G. Spoon
Date: February 23, 2010	Name:	Alan G. Spoon
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Alan G. Spoon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Alexander Von Furstenberg
Date: February 23, 2010	Name:	Alexander Von Furstenberg
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Alexander Von Furstenberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Richard F. Zannino
Date: February 23, 2010	Name:	Richard F. Zannino
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Richard F. Zannino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

POWER OF ATTORNEY

for Registration Statement of

IAC/InterActiveCorp

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director of IAC/InterActiveCorp, a Delaware corporation (the “Company”), which proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more post-effective amendments to certain registration statements on Form S-4 and/or Form S-8 (specifically, SEC File Nos. 333-118724, 333-110247, 333-105876, 333-105014, 333-104973, 333-101199, 333-37286, 333-37284, 333-65335, 333-57669, 333-57667, 333-48869, 333-48863, 333-34146, 333-03717, 333-18763 and 033-53909 (collectively, the “S-8 Registration Statements)) and Form S-3 (specifically, SEC File No. 333-105095 (the “S-3 Registration Statement,” and together with the S-8 Registration Statements, the “Registration Statements”) and constitutes and appoints Thomas J. McInerney and Gregg Winiarski, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him and in his name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments (including post-effective amendments) to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned principal, has executed this Power of Attorney on the date indicated opposite his name.

/s/ Michael P. Zeisser
Date: February 23, 2010	Name:	Michael P. Zeisser
	Title:	Director

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Michael P. Zeisser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)                                  act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)                                  avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)                                  keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)                                  keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)                                  disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

/s/ Thomas J. McInerney
Date: February 23, 2010	Name:	Thomas J. McInerney
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Thomas J. McInerney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public

/s/ Gregg Winiarski
Date: February 23, 2010	Name:	Gregg Winiarski
	Title:	Agent and Attorney-in-Fact

State of	)

County of	) ss.:

On the 23rd day of February in the year 2010 before me, the undersigned, personally appeared Gregg Winiarski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Authorized Signatory
Notary Public